                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
First Midwest Bancorp, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                       /s/ KPMG PEAT MARWICK LLP


Chicago, Illinois
April 17, 1998